Investments	1 Months Ended	4 Months Ended
	Jun. 30, 2018	Sep. 30, 2018
Schedule of Investments [Abstract]
Investments

Note 6 – INVESTMENTS

Investments are classified as a trading security and initially recorded at cost. At the end of the reporting period, the Company adjusts the investment to fair value and any unrealized holding gains and losses are recorded in other comprehensive income. The investments relate to Uranium purchased for $111,500 on June 27, 2018. As of June 30, 2018, there was an unrealized gain of $1,875.

Note 6 – INVESTMENTS

Investments are classified as a trading security and initially recorded at cost. At the end of each reporting period, the Company adjusts the investment to fair value and any unrealized holding gains and losses are recorded in other comprehensive income. The investments relate to Uranium purchased for $111,500 on June 27, 2018. For the period from inception (June 4, 2018) to September 30, 2018 there was an unrealized appreciation of $25,375.